Exhibit 10.8

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

ENHANCED COLLABORATION AGREEMENT

This Enhanced Collaboration Agreement (the “Agreement”) is made on this 6th day of October 2017 between

(1)	BORR DRILLING LIMITED, a company incorporated in Bermuda with company registration no. 51741 (“Borr”); and

(2)	SCHLUMBERGER OILFIELD HOLDINGS LIMITED, a company incorporated under the laws of the British Virgin Islands with company registration no. 57357 (“SLB”)

(referred to as “Party” in the singular and the “Parties” in the plural).

WHEREAS

A.	Borr is a public limited company whose shares are traded on the Oslo Stock Exchange which provides offshore drilling services to the oil and gas industry.

B.	SLB’s group is the world’s leading supplier of technology, project management and information solutions to the oil and gas industry.

C.
The Parties entered into a Collaboration Agreement dated 26 March 2017 in terms of which they agreed to discuss a collaborative initiative involving working together on a “joint service model” aimed at oil companies with a view to providing world class upstream services through a strategic combination of the Parties’ respective expertise, assets, technology and resources.

D.	The Parties have agreed to enter into this Agreement to record the terms on which they have agreed to prioritise joint marketing of a fully integrated solution for the Jack-Up Rig offshore market.

1.	SERVICE OFFERING

1.1
The purpose of the collaboration is to facilitate the provision by the Parties of a combined upstream service offerings, to include those services listed in Schedule 1 (the “Services”), providing a streamlined, integrated offering to the respective clients of the Parties.

1.2
The respective key contributions of the Parties will be summarised by the Parties in a separate schedule as soon as possible following execution of this Agreement, and when signed, such schedule shall be deemed to be incorporated herein as Schedule 2.

2.	PROJECT TEAM LEADERS

2.1
The Parties’ team leaders (who are responsible for leading and progressing the collaboration efforts; identifying and defining the relevant market and potential customers; and negotiating then documenting the terms of a corporate structure and commercial service offering to deliver tangible results in accordance with the terms of this Agreement) are:

For Borr:
Name: [***]
Title: [***]
Email: [***]
Telephone: [***]

For SLB:
Name: [***]
Title: [***]
Email: [***]
Telephone: [***]

(the “Project Team Leaders”).

2.2	The Project Team Leaders are the main contact point for each Party.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

2.3
Meetings of the Project Team Leaders will take place on a regular basis (at least once per month) at a mutually convenient venue to be agreed and jointly prepared. Signed reports of each meeting shall be provided to both Parties.

2.4
The first meeting of the Project Team Leaders shall be held no later than 30 October 2017, thereafter the Project Team Leaders will annually define a strategic plan complete with key milestones of the collaboration and present this for approval to their respective management team.

2.5
The Project Team Leaders shall agree a schedule for conducting quarterly business performance reviews with executive management of each Party. In addition, each January an annual progress report will be produced that will record performance against predefined goals, identify opportunities for improvement and further development.

3.	PRINCIPLES OF COLLABORATION

3.1	Borr and SLB are committed to work together to implement the strategic plan and key milestones set out in Clause 2.4.

3.2	Each Party will use reasonable endeavors to ensure that the other Party is recognized as an acceptable vendor for third parties to whom Services will be provided.

3.3
The Parties shall also develop an internal communication strategy to build awareness and secure internal support within each party’s employee and contractor base of the Services. It is recognized that executive management support is critical and shall feature prominently in the means of internal communication delivery in order to encourage and facilitate early engagement.

3.4	Each Party shall take all necessary and reasonable efforts to ensure the satisfactory performance of the Project. In particular each Party undertakes:

3.4.1	promptly, with due care, knowledge and dedication to carry out the tasks allocated to it;

3.4.2	promptly to provide all information and documentation allocated to it;

3.4.3	promptly notify the other Parties of any and all events or circumstances that might affect the careful and uninterrupted performance of the Project;

3.4.4	to use reasonable endeavours to ensure the accuracy of any information and/or material(s) a Party supplies to the Project; and

3.4.5	to use reasonable endeavours to correct any error and/or mistake un information and/or material(s) of which a Party is notified.

3.5
Each Party agrees that the principles of their agreement to collaborate in respect of the Project include acting in good faith towards each other; operating with an open agenda; and fulfilling their predefined roles to deliver specified tasks and deliverables agreed by the Project Team Leaders and approved by the boards of directors of the Parties.

4.	SHARING INFRASTRUCTURE AND TECHNOLOGY

4.1	Training

4.1.1	SLB will be Borr’s preferred provider of staff training where available within a geographic region.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

4.1.2	The Parties will develop a ‘next generation’ curriculum for the training and development of Borr drilling personnel with a view to advance on the new set of skills that will be required.

4.1.3
The Parties will agree on the multiskilling program for Borr crew as well as the methodology/business model to capitalize and create value for both Par-ties in well decommissioning and integrated project opportunities.

4.2	Infrastructure

4.2.1
SLB will support Borr with the advantages of its developed cost structure and global footprint for resource sharing, including access to infrastructure, offices, warehouses, yard space, transportation, accommodation and logistics with a view to achieving overall reduced costs and increase competitiveness, for the mutual benefit of both Parties.

4.3	Technology Development

4.3.1
The Parties will work together to identify opportunities for improving drilling performance and wellsite outcomes. This may involve joint technology projects and field trials of new equipment, software and techniques.

5.	KEY SERVICES

5.1	Cement Units

5.1.1	It is the intention of the Parties to place SLB cement units onboard Borr rigs on a mutually agreeable free placement basis.

5.1.2
It is a requirement that rigs offered for all integrated projects where Services are offered on the basis of collaboration under this Agreement have an SLB cement unit unless the customer for the relevant Services requests otherwise.

5.2	Solids Control Equipment:

5.2.1	SLB’s M-I-SWACO product line (“M-I SWACO”) will be the preferred provider of solids control equipment and associated consumables for all Borr rigs to be used for the provision of Services.

5.3	Tubular Management:

5.3.1	SLB’s Bit & Drilling Tool product line (“BDT”) will be the preferred provider of tubular management and associated consumables for all Barr rigs to be used for the provision of Services.

5.4	Manage Pressure Drilling

5.4.1
SWACO will provide support and services to Borr to facilitate conduct of MPD operations in the most efficient way possible to maximize differentiation from competitors and provide a leading industry customer solution and increased performance.

5.5	Well Control and Drilling Systems

5.5.1	SLB will be Borr’s preferred provider of well control and drilling systems.

5.5.2	The Parties will work together to improve SLB’s product line and jointly collaborate on the development and trialing of new wellsite technologies.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

5.5.3	The Parties will work on new commercial models for the deployment of SLB equipment and technologies across the Borr rig fleet.

5.6	Testing Services

It is the intention of the Parties to prepare the Borr rigs for the installation of SLB Testing Services on a mutually agreeable basis.

6.	NON SOLICITATION

Neither Party will either during the period of this Agreement or for a period of twelve months after it is terminated whether on its own account or in conjunction with or on behalf of any other person, firm or company, including but not limited to recruitment or employment agencies

6.1.1
solicit or entice away or attempt to solicit or entice away any person who shall at the time be an officer, manager or employee of the other Party who has at any time after the date hereof and before termination of this Agreement been involved to a material extent in the course of his or her employment with such other Party in pursuing the objectives of this Agreement and who was at the time of such involvement a senior manager and/or in possession of significant technical expertise and whether or not any such person would commit a breach of his contract of employment by reason of leaving the employment of such other Party.

7.	TENDER REPRESENTATION

7.1
SLB will facilitate Borr’s registration and/or participation in tender processes in various countries where SLB has a presence and is registered as a provider of services. This may be achieved by but is not limited to:

7.1.1	forming a consortium comprising SLB’s registered entity in the country and Borr operating entity; or

7.1.2	using an SLB registered entity in the country to participate in a tender where Borr is acting as the Rig Provider (Technical Principal); or

7.1.3	where a Jack-Up Rig license is required, using an SLB registered entity in the country to apply for a license where Borr is acting as the Rig Provider (Technical Principal).

8.	MARKETING & PROMOTION

8.1	In order to highlight the joint collaboration and differentiated solution offered by the Services, the Parties will develop:

8.1.1	Integrated solution marketing material to be used by both Parties as the template for presentations, tenders, proposals and other publications; and

8.1.2
shared publicity material for internal and external audiences highlighting examples of collaboration and promoting the relationship of the Parties (including social media, printed publications, online platforms such as LinkedIn, investor relations events, conferences and industry forums),

(“Marketing Materials”).

8.2	All Marketing Materials must be approved by the Parties before being distributed externally as per Bilateral Confidential Disclosure Agreement.

9.	RELATIONSHIP OF PARTIES

9.1	The Parties are independent contractors and nothing in this Agreement is intended to or shall operate to create a partnership between the Parties, or authorise a Party to act as agent.

9.2
Any and all authorisations or delegations must be approved in writing by the Board of the relevant Party, in the absence of which, neither Party shall have any authority to act in the name or on behalf of or otherwise to bind the other Party or any of their affiliates in any way (including, but not limited to, the making of any representation or warranty, the assumption of any obligation or liability and the exercise of any right or power).

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

10.	REMUNERATION/SHARING OF COSTS

10.1	Each Party shall bear its own costs and expenses (including legal costs) in connection with this Agreement and the provision of its contribution to the collaboration and the Services.

11.	TERM AND TERMINATION

This Agreement shall continue in effect until it is terminated by written agreement of the parties or by at least 45 days written notice given by one party to the other party. Termination of this Agreement shall be without prejudice to any rights or liabilities accrued at the date of termination through separate agreements and without prejudice to the provisions of this clause 11 and clauses 6, 12 and 13, which shall survive termination. No damages can be claimed by the parties related to the consequences of this termination.

12.	INTELLECTUAL PROPERTY RIGHTS

12.1	Each Party remains the owner of its information, technology, knowledge and data of whatever nature patented or not and related to or used in connection with the subject matter of this Agreement.

12.2
Nothing in this Agreement or during its implementation shall be construed as granting or transferring any ownership of whatever kind of any technology, trademarks or tradenames, knowledge, information or data which may be provided by one Party to the other in connection herewith.

13.	CONFIDENTIALITY

13.1
The Parties acknowledge that they have been provided with a copy of, and agree to comply with the terms of, a Bilateral Confidential Disclosure Letter dated 24th of September 2017 by and between Schlumberger Middle East SA and Borr Drilling Management DMCC (“NDA”), which applies to the Parties as “Affiliates” of the parties to the NDA.

13.2
Each Party (the “Recipient”) undertakes to treat any and all Confidential Information (as defined in the NDA) relating to the other Party and/or the Services as strictly confidential and to use it for the purpose of this Agreement only.

13.3
Except as provided in this Clause 13 and the NDA, a Recipient may not divulge Confidential Information it to any third party for any purpose whatsoever, whether during the course of or after the termination of this Agreement, and not to make use of such Confidential Information or any part thereof for any purpose (other than in the course of fulfilling its obligations under this Agreement) without the other Party’s prior written consent.

13.4	The above undertakings shall not apply to:

(i)	information which at the time of disclosure or subsequently is published or otherwise generally available to the public other than through any act or omission on the part of the Recipient;

(ii)	information which the Recipient can show by reasonable written record was in its possession at the time of disclosure and which was not acquired directly or indirectly from the other Party;

(iii)
information which pursuant to applicable law, a legally enforceable order or direction or regulations of an applicable securities exchange is required to be disclosed, provided that (if permitted under the applicable law, order, direction or regulation) the disclosing Party shall give the other Party prompt written notice and sufficient opportunity to object, time permitting, to such disclosure.

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

13.5
The Parties may disclose Confidential Information only to the Project Team Leaders and other employees or employees of its affiliates, consultants or agents, who need to know in order to carry out the rights and obligations under this Agreement, provided that such persons are bound by obligations of confidentiality and non-use to the disclosing Party which are equal to the terms of this Agreement. The disclosing Party shall ensure that such employees be fully aware of the obligations of this Clause 13 and shall be responsible for any breach of these provisions by employees.

13.6	All Confidential Information supplied to or acquired by any Party shall upon request be returned promptly to the other Party upon termination, for whatever reason, of this Agreement.

14.	GOVERNING LAW AND DISPUTE RESOLUTION

14.1
This Agreement is governed by and construed in accordance with the law of England & Wales without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any jurisdiction other than those of England & Wales.

14.2
Any dispute, controversy or claim arising out of or in connection with this Agreement or its subject matter or formation, whether in tort, contract, under statute or otherwise, including any question regarding its existence, validity, interpretation, breach or termination, and including any non-contractual claim, shall be finally and exclusively resolved by arbitration in accordance with the (English) Arbitration Act 1996 or any statutory modification or re-enactment thereof, with the seat and place of arbitration to be London.

The Agreement is signed in 2 original counterparts, of which each of the Parties keep one counterpart.

For and on behalf of	For and on behalf of
BORR DRILLING LIMITED	SCHLUMBERGER OILFIELD HOLDINGS LIMITED

Signature: [***]	Signature: [***]
Name in block letters:[***]	Name in block letters:[***]

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SCHEDULE 1

SERVICES

Optimisation of wellsite performance

Joint vendor financing of integrated projects

Joint development of wellsite technologies

Placement of cementing units and associated equipment

Utilisation of wired drillpipe

Tubular management: inspection, repair and certification

Wireline unit placement and associated services

Mudlogging

Solids control and treatment equipment

Early kick off detection systems

Managed pressure drilling equipment and services

Blow out/well control equipment

Tubular handling and drilling systems

Interface with and/or control of all sensors required for real time connectivity to shore

Any other integration with drilling systems with focus on performance optimisation

Drilling bits and accessories/ tool rentals

Satellite telecommunications

PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BECAUSE SUCH PORTIONS ARE BOTH NOT MATERIAL AND CONTAINS PERSONAL INFORMATION. THE OMISSIONS HAVE BEEN INDICATED BY ASTERISKS (“[***]”).

SCHEDULE 2

CONTRIBUTIONS TO THE SERVICES
[To be separately agreed and attached]

Borr	SLB